Copyright © 2017 HealthEquity, Inc. All rights reserved. Investor presentation JP Morgan Healthcare Conference January 2018

Safe Harbor 2 This presentation does not constitute an offer or invitation for the sale or purchase of securities and has been prepared solely for informational purposes. This presentation is a summary of information contained in our public filings filed with the Securities and Exchange Commission (SEC), which public filings are expressly incorporated herein by reference (see http://ir.healthequity.com/), and other publicly available information. Readers are encouraged to review our public filings for further information. This presentation contains “forward-looking” statements that are based on our management’s beliefs and assumptions and on information currently available to management. These forward-looking statements include, without limitation, statements regarding our industry, business strategy, plans, goals and expectations concerning our market position, product expansion, future operations, margins, profitability, future efficiencies, capital expenditures, liquidity and capital resources and other financial and operating information. When used in this discussion, the words “may,” “believes,” “intends,” “seeks,” “anticipates,” “plans,” “estimates,” “expects,” “should,” “assumes,” “continues,” “could,” “will,” “future” and the negative of these or similar terms and phrases are intended to identify forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our management’s beliefs and assumptions only as of the date of this presentation. Our actual future results may be materially different from what we expect. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. Readers are encouraged to review our public filings with the SEC for further disclosure of other factors that could cause actual results to differ materially from those indicated in any forward-looking statements included herein. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. This presentation includes certain non-GAAP financial measures as defined by SEC rules. As required by Regulation G, we have provided a reconciliation of those measures to the most directly comparable GAAP measures, which is available in our public filings. No part of this presentation may be copied, recorded, or rebroadcast in any form.

Investment highlights 3 1. HealthEquity data measured for fiscal years 2014 to 2017 2. Based on Devenir Research HSA reports December 31, 2010-2016

Key metrics 4 0% 100% 200% 300% 400% 500% 600% 700% FY14 FY15 FY16 FY17 YTD FY18 TTM C u m ula ti ve Gro w th 1. For the fiscal year ended January 31, 2017 2. Balances as of October 31, 2017 Revenue Adj. EBITDA HSAs Custodial Assets

Rising first dollar responsibility 5 The differences among health plans are narrowing as all plans trend toward higher deductibles 10-Year CAGR Deductible: HMO PPO POS HDHP Source: Kaiser Family Foundation 2017 Survey report – September 2017 13.7% 9.2% 7.1% 2.3% $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Deductible for Family Plan HMO PPO POS HDHP HDHP min

Our core – health savings accounts 6 $6,900 Maximum family HSA contribution $1,900 Average premium savings1 $1,417 Average employer contribution1 SOURCE: 1. Kaiser Family Foundation, 2017 Employee Benefits Survey 2. MEDACorp Survey referenced in Leerink 2017 Outlook report December 12, 2016. 6% 9% 11% 11% 14% 15% 19% 19% 8% 7% 7% 7% 6% 6% 6% 6% 2010 2011 2012 2013 2014 2015 2016 2017 HSA plan penetration1 Commercial healthcare inflation2

Expanding market 7 1. Devenir HSA Report 6/30/20172. Management estimate

Growing market share 8 4% 7% 8% 9% 9% 11% 13% 4% 6% 7% 8% 9% 10% 12% 2010 2011 2012 2013 2014 2015 2016 Rank Based on Devenir Research HSA reports December 31, 2010-2016 HealthEquity HSAs market share UNH 20% HQY 12% WBS 14% All Others 54% Custodial assets UNH 16% HQY 13% WBS 11% All Others 60% HSAs #7 #6 #4/5 #4/5 #4/5 #4/3 #2/3 By custodial assets By HSA

Proprietary end-to-end platform 9 HealthEquity data as of January 31, 2017

FY 18 sales results 10 • Largest HSA take away • Preferred relationship agreements with Blue Cross Blue Shield Association and Health Plan Alliance • Renewal of Anthem partnership

Powerful monetization 11 Service Card Cash Investing Service 40% Custodial 38% Interchange 22% FY18 YTD* Service 50% Custodial 31% Interchange 19% FY14 *Nine months as of October 31, 2017

Growing forward 12 1. Kaiser Family Foundation Annual Survey 2017 2. Devenir Research HSA report, December 31, 2016 3. Management estimate based on HealthEquity HSAs as a percent of eligible employees within enterprise employers

Account balance growth by age 13 $7,457 $6,783 $5,493 $4,588 $4,059 $3,595 $3,053 $2,464 $2,061 $1,710 $1,355 $1,232 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 12/31/16 12/31/15 12/31/14 12/31/13 12/31/12 Average balance by year the account opened* * Devenir Research HSA report December 31, 2016

Value of mature accounts 14 $1,595 $4,544 $3,914 $240 $9,993 $1,835 $320 $4,544 $13,907 AVG HSA SPENDER CONFIDENT CONSUMER HEALTHY SAVER NOTE: HealthEquity data as of January 31, 2017

Rising above 15 1. Data as of January 31, 2017 2. Devenir Research HSA report, December 31, 2016 3. Management estimate as of January 31, 2017 4. HealthEquity data as of October 31, 2017

3rd quarter operating results 16 HSAs (000s) • New organic Q3 HSAs of 109K vs 89K YoY • An additional 14K FIBK HSAs • 27% Q3 growth in ending HSAs YoY • Net increase of $1.3B YoY • 30% growth YoY NOTE: Historic performance depicted is not necessarily indicative of past and future performance. For more information, see our Company’s public filings with the Securities and Exchange Commission 2,308 3,713 4,593 385 571 987 2,693 4,284 5,580 Q3 FY16 Q3 FY17 Q3 FY18 Cash Assets Investment Assets Custodial Assets ($M) 1,108 1,602 2,378 494 776 635 1,602 2,378 3,013 Q3 FY16 Q3 FY17 Q3 FY18 Net new HSAs

3rd quarter financial results 17 NOTE: Historic performance depicted is not necessarily indicative of past and future performance. For more information, see our Company’s public filings with the Securities and Exchange Commission (1) See Appendix for a reconciliation of net income, the most comparable GAAP measure, to Adjusted EBITDA. • 31% Q3 revenue growth YoY - 22% Q3 growth in Service Revenue - 48% Q3 growth in Custodial Revenue - 22% Q3 growth in Interchange Revenue • 46% Adjusted EBITDA growth Q3 YoY • Q3 Gross margins 59% • Q3 Operating margins 24% Revenue ($M) Three Months $30.6 $43.4 $56.8 FY16 FY17 FY18 $90.9 $131.6 $169.1 FY16 FY17 FY18 Nine Months $31.8 $51.0 $67.6 FY16 FY17 FY18 Adjusted EBITDA (1) ($M) $9.9 $14.5 $21.2 FY16 FY17 FY18 Three Months Nine Months

Capitalization 18 ($ in millions) January 31, 2017 October 31, 2017 Cash, cash equivalents & marketable securities $180.4 $225.1 Long-term debt ($100M available LOC) $0.0 $0.0 Total equity $261.9 $334.4 NOTE: For more information, see our public filings with the Securities and Exchange Commission.

Guidance 19 Business Outlook For the Fiscal Year Ending January 31, 2018 Guidance as of: ($ in millions, except per share) December 5, 2017 * September 5, 2017 June 6, 2017 March 21, 2017 Revenue $225 - $228 $223 – $228 $222 - $227 $220 - $225 Non-GAAP Net Income** $39 - $41 $39 - $43 $38 - $42 Non-GAAP EPS diluted** $0.64 - $0.66 $0.64 - $0.68 $0.62 - $0.67 Adjusted EBITDA** $80 - $83 $79 – $84 $78 - $83 $77 - $82 *Guidance issued in press release dated December 5, 2017. We do not undertake to update this guidance, which speaks only as of the date given. ** See press release on December 5, 2017, for a reconciliation of net income, the most comparable GAAP measure, to Non-GAAP Net Income, Non-GAAP EPS and Adjusted EBITDA.